Exhibit 99.1

NEWS RELEASE

Astec Industries, Inc. (NASDAQ: ASTE) Announces CEO Transition

CHATTANOOGA, Tenn., January 6, 2023 -- Astec Industries, Inc. (Nasdaq: ASTE) announced today Barry Ruffalo has stepped down as President and Chief Executive Officer and as a member of the Board of Directors, effective immediately. The Board has appointed Jaco van der Merwe to serve as President and Chief Executive Officer and as a member of the Astec Industries Board of Directors. Mr. van der Merwe joined Astec in 2016 as Group President and currently serves as Group President – Infrastructure Solutions, a role he assumed in 2019.

William D. Gehl, Chairman of the Board said, “We are fortunate to have someone with Jaco’s experience and skill to assume the role of CEO. He is a proven leader and has a thorough understanding of our business. Prior to joining Astec in 2016, Jaco held various leadership positions with P&L responsibilities within the construction equipment industry. His knowledge of our Materials Solutions and Infrastructure Solutions markets and products makes Jaco uniquely suited to lead Astec to the next level of our Simplify, Focus and Grow journey.”

“We would also like to thank Barry Ruffalo for his efforts at Astec and wish him the best in his future endeavors”, said Mr. Gehl.

Mr. van der Merwe commented, “It is an honor to be the CEO of Astec and I look forward to our journey together. The hardworking people of Astec, are the key to our success. Our company has a fifty-year history of designing, engineering, manufacturing and servicing the most innovative, efficient and dependable equipment solutions within the Rock-to-Road segment of the construction industry. By working together with a dedicated focus on execution, we will create value for our shareholders, customers and employees.”

About Jaco van der Merwe

Mr. van der Merwe joined Astec in 2016 as a Group President, after having an impressive eighteen-year career at Atlas Copco including President of Atlas Copco Mining and Rock Excavation in Johannesburg, South Africa. Mr. van der Merwe is a naturalized U.S. citizen, originally from South Africa where he completed his Metallurgical Engineering studies at Tshwane University of Technology and a MBA from the University of Pretoria.

About Astec

Astec, (www.astecindustries.com), is a manufacturer of specialized equipment for asphalt road building, aggregate processing and concrete production. Astec's manufacturing operations are divided into two primary business segments: Infrastructure Solutions that includes road building, asphalt and concrete plants, thermal and storage solutions; and Materials Solutions that include our aggregate processing equipment.

Safe Harbor Statements under the Private Securities Litigation Reform Act of 1995

This News Release contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements relate to, among other things, income, earnings, cash flows, changes in operations, operating improvements, businesses in which we operate and the United States and global economies. Statements in News Release that are not historical are hereby identified as "forward-looking statements" and may be indicated by words or phrases such as "anticipates," "supports," "plans," "projects," "expects," "believes," "should," "would," "could," "hope," "forecast," "management is of the opinion," use of the future tense and similar words or phrases. These forward-looking statements are based largely on management's expectations, which are subject to a number of known and unknown risks, uncertainties and other factors discussed and described in our most recent Annual Report on Form 10-K, including those risks described in Part I, Item 1A. Risk Factors thereof, and in other reports filed subsequently by us with the Securities and Exchange Commission, which may cause actual results, financial or otherwise, to be materially different from those anticipated, expressed or implied by the forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements to reflect future events or circumstances, except as required by law.

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NEWS RELEASE
Contact:
Stephen C. Anderson
Senior VP, Investor Relations
sanderson@astecindustries.com
+1 (423) 899-5898
www.astecindustries.com